SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C. 20549

                    FORM 8-K/A

                  CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   May 25, 2011
                  Date of Report
         (Date of Earliest Event Reported)


         DE YANG INTERNATIONAL GROUP LTD.
(Exact Name of Registrant as Specified in its Charter)


         PINEWOOD ACQUISITION CORPORATION
            (Former name of Registrant)

  Delaware            000-54146               27-3566984
(State or other   (Commission File Number)   (IRS Employer
jurisdiction                              Identification No.)
of incorporation)

         240 km, Freeway No. 324 Xiashaxi
        Neicuo Town Xiangan District Xiamen
               Fujian, China 361101

     (Address of Principal Executive Offices)

                215 Apolena Avenue
          Newport Beach, California 92662
  (Former Address of Principal Executive Offices)

                    626/375-9016
          (Registrant's Telephone Number)

This amended 8-K of May 25, 2011 is filed to correct the spelling of the name Shengwen Chen which was incorrectly filed as Chengwen Chen.

ITEM 3.02 Unregistered Sales of Equity Securities

     On June 1, 2011 the Registrant issued 19,500,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 for services provided to the Corporation.

ITEM 5.01 Changes in Control of Registrant

     The following events occurred which resulted in a change of control of the Registrant:

     1. On May 27, 2011, the Registrant redeemed from its then two shareholders an aggregate of 19,500,000 of its 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

     2. On May 27, 2011, the shareholders of the Corporation elected new directors and the existing directors of the Corporation resigned and simultaneously the then officers of the Corporation resigned and new officers were appointed.

     3. On June 1, 2011, the Registrant issued 19,500,000 shares of common stock to the following shareholders in the following amounts representing 97.5% of the total outstanding 20,000,000 shares of common stock:

          Yanshi Chen                              17,000,000
          DEP Group (a BVI corporation)             2,500,000

     The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G on October 7, 2010 as updated by the Annual Reports on Form 10-K filed on March 30, 2010 and Quarterly Reports on Form 10-Q filed January 26, 2011 and May 13, 2011 as supplemented by the information contained in this report.

     The registrant anticipates that it may enter into a business combination with an operating shoe manufacturing business located in China. No agreements have been reached on terms of any such possible combination and no contracts nor other documents have been executed. Such shoe manufacturing business was founded in 1994 by the president of the registrant and it is in the process of obtaining audited financial statements. The registrant will not make a decision on any such possible combination until it receives the financial report of such possible target company and management has the opportunity to review and evaluate the report.

ITEM 5.02 Departure of Directors or Principal Officers; Election of
          Directors

     On May 27, 2011, James M. Cassidy resigned as the Registrant's president, secretary and director.

     On May 27, 2011, James McKillop resigned as the Registrant's vice president, and director.

     On May 27, 2011, the following persons were elected to the Board of Directors of the Registrant:
          Yanshi (Steven) Chen (Chairman of the Board)
          Zhengzhi Ye
          Shengwen (Vincent) Chen
          Shengmo (Eric) Chen
          Enping Deng

     On May 27, 2011, the following persons were appointed to the following offices of the Registrant:
          Shengwen (Vincent) Chen       Chief Executive Officer
          Yanshi (Steven) Chen               President
          Zhengzhi Ye                   Chief Financial Officer

     Yanshi Chen (Steven Chen). Mr. Chen serves as president and a director of the Registrant. Mr. Chen received his AS Degree in Business Administration from NanKai University, Tianjing China. Mr. Chen founded De Yang Shoe Company in 1994, and developed the factory from a small workshop to a multimillion business. Over the decade, Steven accumulated hands-on experience and expertise in the operation of De Yang. Approximately 95% of the De Yang Shoe Company operations is the manufacturing of foreign brands and 5% is local retail sales through its three retail outlets. De Yang has 700 employees.

     Shengwen Chen (Vincent Chen). Mr. Chen serves as chief executive officer and a director of the Registrant. Mr. Chen received his Bachelor in Business Administration from Wuhan University, Hubei China. Mr. Chen is the son of Steven Chen. Mr. Chen is trained in IT technology, LEAN, ISO, 7S professional management tools and was a pioneer in implementing these advanced management methods in Chinese shoe manufacturing industry. Mr. Chen is an expert in cost control and quality assurance. Mr. Chen has a unique insight into the market trend and rhythm.

     Zhenzhi Ye.    Ms. Ye serves as the chief financial officer and a director of the Registrant.  Ms. Ye received her Associate Degree in Business
Administration from Nankai University, Tianjin, China.   Ms. Ye cofounded De
Yang Shoe Company in 1994 and is in charge of it daily financial operation. She developed and supervised the accounting system for De Yang Shoe Company and reviews the daily accounting reports and analyzes the data. She communicates daily with different departments and all nationwide retail stores to monitor cash flow and inventory level and develops the annual budget for De Yang
Shoe Company. She controls cash flow and audits the execution of business plans. Ms. Ye is well trained and versed in local and national accounting and tax regulation.

     Shengmo Chen (Eric Chen). Mr. Shengmo (Eric) Chen serves as a director of the Registrant. Mr. Chen received his Bachelor in Business Administration from Wuhan University, Hubei, China. Mr. Chen is the son of Steven Chen. Mr. Chen started working at De Yang Shoe Company in 2007 and currently serves as it Director in charge of Brand Execution and Human Resources. Mr. Chen has established a state of the art enterprise management system including business structure, merchandise flow design, human resources training, quality control, team building, enterprise culture and brand name marketing. Mr. Chen is primarily responsible for establishing De Yang Shoe Company's brand name to a well known brand utilizing strategic location planning to establish stores targeting particular consumer groups.

     Enping Deng.   Mr. Deng serves as a director of the Registrant.  Mr.
Deng received his Bachelor of Science degree from the University of California, Berkeley, with a double major, in Business Administration and Economics. Beginning in 2008, Mr. Deng worked as financial advisor in Wachovia Securities, which merged with Wells Fargo Advisors in 2008. In 2009, start working in JPMorgan Chase's subsidiary company Chase Investment Service Corp. as
Financial Advisor, Vice President. In 2011, he resigned from Chase Investment Service Corp. to work with the Registrant. Mr. Deng manages the key relationships with investment banks, fund managers, and media.

ITEM 5.03      Amendments to Articles of Incorporation

     On May 24, 2011, the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to De Yang International Group Ltd. and filed such change with the State of Delaware.


                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                              DE YANG INTERNATIONAL GROUP LTD

                              Formerly:
                              Pinewood Acquisition Corporation


Date: August 29, 2011                   Yanshi (Steven) Chen
                                         President